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                                                                   EXHIBIT 10.10

                                  May 26, 2000

Standard Insurance Company
1100 S.W. 6th Avenue
Portland, Oregon 97201

To Whom It May Concern:

     Wells Fargo Bank, National Association ("Bank") has made a $10,000,000.00 line of credit ("Line of Credit") available to Standard Insurance Company ("Borrower"), pursuant to the terms and conditions of the letter loan agreement between Borrower and Bank dated May 28, 1999 (the "Letter Agreement") and related loan documents (collectively, "Loan Documents"). The Loan Documents include, without limitation, the Revolving Credit Note dated May 28, 1999, in the principal amount of $10,000,000.00, executed by Borrower in favor of Bank ("Note"). Except as otherwise defined herein, all capitalized terms used herein shall have the meanings as defined in the Note.

     The Line of Credit matured on May 26, 2000, and Borrower has requested an extension thereof. This letter will confirm the following agreement between Bank and Borrower:

     1. The maturity date of the Line of Credit is hereby extended from May 26, 2000 to August 15, 2000. The Letter Agreement and the Note shall be deemed amended hereby to provide for such change in the maturity date of the Line of Credit.

     2. The provision in the Letter Agreement which required Borrower to perform certain acts to ensure that Borrower and its customers, suppliers and vendors would become Year 2000 Compliant shall be deemed deleted hereby.

     3. It is a condition precedent to the extension granted hereunder and the effectiveness hereof that on or before June 1, 2000 or such later date as may be approved by Bank, this letter or a copy hereof is executed by Borrower and delivered to Bank.

     4. Except as expressly provided herein, all terms and provisions of the Letter Agreement, the Note and the other Loan Documents shall continue in full force and effect, without waiver or modification.

     5.   By entering into this letter:

     (a) As of the date hereof, Borrower hereby remakes all representations and warranties contained in the Loan Documents and reaffirms all covenants set forth therein, as same are amended hereby.

     (b) As of the date hereof, Borrower hereby represents and warrants to Bank that there exists no event of default as defined in any of the Loan Documents, as same are amended hereby, nor any act, condition or event which with the giving of notice or the passage of time or both would constitute any such event of default.
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Standard Insurance Company
May 26, 2000
Page 2

     6. This letter constitutes the entire agreement between Bank and Borrower with respect to the extension granted hereunder; and supersedes all prior negotiations, discussions and correspondence concerning the subject matter hereof.

     7. The agreements set forth herein are entered into for the sole protection and benefit of Bank and Borrower, and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of the agreements herein.

     8. This letter shall be binding upon and inure to the benefit of the successors and assigns of the parties; provided however that Borrower may not assign or transfer its interest under the Loan Documents without the prior written consent of Bank.

     9. Borrower acknowledges that Bank has not committed or agreed to extend the maturity date of the Line of Credit beyond August 15, 2000.

     Please arrange to have this letter or a copy hereof executed and returned to the Bank in accordance with the foregoing. This letter may be executed in counterparts, each of which shall be deemed an original, and all of which when taken together shall be deemed one agreement.

                                         Sincerely,

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION


                                         By: /s/ John R. Bean
                                            -----------------------------------

                                         Title: Assistant Vice President
                                               --------------------------------

Acknowledged and agreed to by the undersigned Borrower:

STANDARD INSURANCE COMPANY

By: /s/ Eric E. Parsons
   -----------------------

Title: Senior Vice President & Chief Financial Officer
      ------------------------------------------------

By: /s/ Cindy J. McPike
   -----------------------

Title: Assistant Vice President, Controller & Treasurer
      -------------------------------------------------